SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 15, 2003


                         Commission File Number: 0-49695

                                Clear Image, Inc.
                 (Name of Small Business Issuer in its charter)

          Oklahoma                                          73-1552303
          --------                                          ----------
(State or other jurisdiction of                       (IRS Employer I.D. No.)
 incorporation or organization)

                              9202 South Toledo Ave.
                              Tulsa, Oklahoma 74137
              (Address of principal executive offices and Zip Code)

                                 (918) 481-0167
              (Registrant's telephone number, including area code)


                 Registrant's Former Name: Image Analysis, Inc.


                                  With copy to:
                             Ronald C. Kaufman, Esq.
                              Kaufman & Associates
                          624 South Boston, 10th Floor
                                 Tulsa, OK 74119
                                  918-584-4463

Item 5.  Other Events.

Effective May 15, 2003, the Company changed its name from Image Analysis, Inc. to Clear Image, Inc.

Item 7.  Financial Statements and Exhibits

         Exhibit No.       Description
         99.1              Amended Certificate of Incorporation


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CLEAR IMAGE, INC.

                                 /s/ Thomas R. Coughlin, Jr.
                                 -------------------------------------
                                 By:  Dr. Thomas R. Coughlin, Jr.
                                      Chief Executive Officer


DATED:  June 11, 2003